EXHIBIT 99.1
Synaptics Announces CEO Transition

•Michael Hurlston Steps Down as President and CEO to Pursue Another Opportunity
•Ken Rizvi, CFO and Senior Vice President, Appointed Interim CEO
•Company Reports Preliminary Financial Results for Fiscal Second Quarter 2025

San Jose, CA, February 3, 2025 – Synaptics® Incorporated (Nasdaq: SYNA) today announced a leadership transition under which Michael Hurlston is stepping down as President and Chief Executive Officer and as a member of the Board of Directors, effective immediately. As separately announced today, Hurlston will assume the role of CEO at Lumentum Holdings Inc. Synaptics’ Board of Directors has appointed Ken Rizvi, Chief Financial Officer, as Interim CEO during this transition. In addition, Nelson Chan, Chairman of the Synaptics Board, will assume the role of Executive Chairman until a new CEO is named.

The Board has commenced a search for Synaptics’ next CEO and is in the process of engaging an executive search firm. The Board will consider both internal and external candidates.

“On behalf of the Board of Directors, I want to thank Michael for his invaluable contributions to Synaptics over the last five years and for his dedication to transforming the company into a driving force behind innovation and growth in AI at the Edge,” said Nelson Chan. “We are deeply grateful for his leadership, and we wish him well in his future endeavors. I am confident that Ken and Synaptics’ strong leadership team will ensure seamless execution during this transition. We are well positioned to continue delivering next-generation products and solutions to our customers and advancing our strategic goals.”

“It has been a privilege to work alongside the talented team at Synaptics, and I want to thank them for their dedication throughout this journey,” said Michael Hurlston. “I am extremely proud of Synaptics’ success, and the innovative and diversified portfolio of solutions that the company is delivering to customers around the world.”
“Michael has left an indelible mark on the company and built a strong foundation for the next phase of our growth,” said Ken Rizvi, CFO and Interim CEO. “We have enormous opportunities ahead and I look forward to working closely with the Board and the Synaptics leadership team to execute on our growth roadmap and capitalize on the increasing demand for our products and solutions.”

In connection with today’s announcement, Synaptics released preliminary financial results for the second quarter of fiscal 2025. The company expects fiscal Q2 revenue of $267 million. On a GAAP and non-GAAP basis, the company expects gross margin to be in line with the mid-point of the guidance provided on November 7, 2024, operating expenses to be slightly above the mid-point of the guidance, and EPS to be above the mid-point of the guidance. The guidance provided on November 7, 2024 is shown below:

	GAAP	Non-GAAP Adjustment	Non-GAAP

Revenue	$265M ± $15M	N/A	N/A

Gross Margin*	45.0 percent ± 1.5 percent	$23M	53.5 percent ± 1.0 percent

Operating Expense**	$136M ± $4M	$40M ± $2M	$96M ± $2M

Earnings (loss) per share***	($0.45) ± $0.20	$1.30	$0.85 ± $0.20

*    Projected Non-GAAP gross margin excludes intangible asset amortization and share-based compensation.

EXHIBIT 99.1
**    Projected Non-GAAP operating expense excludes share-based compensation, restructuring costs, and acquisition and integration related costs.
***    Projected Non-GAAP earnings per share excludes share-based compensation, restructuring costs, acquisition and integration related costs, and other non-cash and Non-GAAP tax adjustments.

Synaptics will provide further financial details when it reports second quarter fiscal 2025 results on Thursday, February 6, 2025, after the market closes. The company will host a conference call for analysts and investors at 2:00 p.m. PT (5:00 p.m. ET) during which management may discuss forward-looking information.

To participate on the live call, analysts and investors should pre-register at Synaptics Q2 FY2025 Earnings Call Registration.

The preliminary financial results for the second quarter of fiscal 2025 are preliminary and are subject to completion and may change as a result of management’s continued review. Such preliminary financial results are subject to the finalization of quarter-end financial and accounting procedures. As a result, the preliminary financial results may materially differ from the actual results when they are completed and publicly disclosed.

About Synaptics Incorporated
Synaptics (Nasdaq: SYNA) is driving innovation in AI at the Edge, bringing AI closer to end users and transforming how we engage with intelligent connected devices, whether at home, at work, or on the move. As a go-to partner for forward-thinking product innovators, Synaptics powers the future with its cutting-edge Synaptics Astra™ AI-Native embedded compute, Veros™ wireless connectivity, and multimodal sensing solutions. We’re making the digital experience smarter, faster, more intuitive, secure, and seamless. From touch, display, and biometrics to AI-driven wireless connectivity, video, vision, audio, speech, and security processing, Synaptics is the force behind the next generation of technology enhancing how we live, work, and play. Follow Synaptics on LinkedIn, X, and Facebook, or visit www.synaptics.com.

Cautionary Statement Regarding Forward-Looking Statements
This press release contains statements that are not historical facts but rather forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, but not limited to, statements related to the company’s current expectations and projections relating to its financial condition, results of operations, including the preliminary financial results for the second quarter of fiscal 2025, plans, including the company’s search for a CEO, objectives, future performance and business. Such forward-looking statements may include words such as “expect,” “anticipate,” “intend,” “believe,” “estimate,” “plan,” “target,” “strategy,” “continue,” “may,” “will,” “should,” variations of such words, or other words and terms of similar meaning. All forward-looking statements are based upon the company’s current expectations or various assumptions. The company’s expectations and assumptions are expressed in good faith, and the company believes there is a reasonable basis for them. However, there can be no assurance that such forward-looking statements will materialize or prove to be correct as forward-looking statements are inherently subject to known and unknown risks, uncertainties and other factors which may cause actual future results, performance or achievements to differ materially from the future results, performance or achievements expressed in or implied by such forward-looking statements. Numerous risks, uncertainties and other factors may cause actual results to differ materially from those set out in the forward-looking statements, including risks related to the completion of the company’s quarter-end financial and accounting procedures, the company’s dependence on its solutions for the Core IoT and Enterprise and Automotive product applications market for a substantial portion of its revenue; the volatility of the company’s net revenue from its solutions for Core IoT and Enterprise and Automotive product applications; the company’s dependence on one or more large customers; the company’s exposure to industry downturns and cyclicality in its target markets; the company’s ability to successfully offer product solutions for new markets; the company’s expectations regarding technology and strategic investments and the anticipated timing or benefits thereof; the company’s ability to execute on its cost reduction initiatives and to achieve expected synergies and expense reductions; the company’s ability to maintain and build relationships with its customers; the company’s dependence on third parties to maintain satisfactory manufacturing yields and deliverable schedule; the company’s indemnification obligations for any third party claims; the uncertainty surrounding macroeconomic factors in the United States, and globally, impacting the supply chain environment, inflationary pressure, workforce reductions, regional instabilities and hostilities (including the conflict in the Middle East), the company’s ability to recruit and retain key personnel, and other risks as identified in the “Risk Factors,” “Management’ Discussion and Analysis of Financial Condition and Results of Operations” and “Business” sections of the company’s most recent Annual Report on Form 10-K and the company’s most recent

EXHIBIT 99.1
Quarterly Report on Form 10-Q; and other risks as identified from time to time in the company’s Securities and Exchange Commission reports. For any forward-looking statements contained in this or any other document, the company claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995, and the company assumes no obligation to update publicly or revise any forward-looking statements in light of new information or future events, except as required by law.

Synaptics and the Synaptics logo are trademarks of Synaptics in the United States and/or other countries. All other marks are the property of their respective owners.

For further information, please contact:

Investor Relations
Munjal Shah
Synaptics
+1-408-518-7639
munjal.shah@synaptics.com

Media Contact
Neeta Shenoy
Synaptics
+1-408-425-2654
neeta.shenoy@synaptics.com